Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

12. Income Taxes

In 2011 and 2010, the Company recorded an income tax benefit of zero. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for tax purposes as well as net operating loss and tax credit carryforwards.

Significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2011	2010
Net operating loss carryforwards	$11,280	$9,114
Research and development credits	6,472	6,461
Federal orphan drug credits	5,666	3,801
Debt extinguishment	—	(1,149)
Other	1,497	1,922

Total deferred tax assets	24,915	20,149
Valuation allowance	(24,915)	(20,149)

Net deferred tax assets	$—	$—

The Company considers all available evidence, both positive and negative, including historical levels of taxable income, expectations and risks associated with estimates of future taxable income, and ongoing prudent and feasible tax planning strategies in assessing the need for a valuation allowance. At December 31, 2011 and 2010, based on the Company’s analysis of all available evidence, both positive and negative, it was considered more likely than not that the Company’s deferred tax assets would not be realized, and as a result, the Company recorded a valuation allowance for its deferred tax assets. The valuation allowance increased by $4.8 million during the year ended December 31, 2011 and increased by $0.6 million during the year ended December 31, 2010. In accordance with ASC 718 Compensation-Stock Compensation, the Company has excluded from deferred tax assets those tax benefits attributable to employee stock option exercises.

The difference between the income tax benefit and the amount computed by applying the federal statutory income tax rate to loss before income taxes is as follows (in thousands):

	Year Ended December 31,
	2011	2010
Income tax benefit at federal statutory rate	$(3,259)	$(1,882)
Expired net operating losses	—	65
State taxes (net of federal)	(617)	(116)
Credits	(1,081)	(2,621)
Other	191	85
Reduction in deferred tax assets due to Section 382 limitations	—	3,849

Change in valuation allowance	4,766	620

Total	$—	$—

As of December 31, 2011, the Company had federal net operating loss carryforwards of approximately $27.4 million and federal orphan drug credit carryforwards of approximately $5.7 million, which expire in the years 2012 through 2031. The Company also had California net operating loss carryforwards of approximately $29.6 million, which expire in the years 2012 through 2031, and California research and development tax credit carryforwards of approximately $9.9 million, which do not expire. None of the federal and state net operating loss carryforwards represent stock option deductions arising from activity under the Company’s stock option plan.

The Company’s federal and state net operating loss (NOL’s) and tax credit carryforwards are subject to substantial annual limitations as a result of certain ownership changes that occurred in 2010 and prior years. Federal net operating loss (NOL) carryforwards totaling $27.4 million will be available from 2012 to 2031, subject to the annual limitations. Federal tax credit carryforwards totaling $5.7 million will be available from 2028 to 2031, subject to the annual limitations. State operating loss carryforwards totaling $29.6 million will be available from 2012 to 2031, subject to annual limitations. State tax credit carryforwards totaling $9.9 million will be available commencing in 2032. The Company’s use of its net operating loss and credit carryforwards may be subject to further annual limitations for ownership changes occurring after December 31, 2011. The annual limitations or any future limitations could result in the expiration of the net operating loss and credit carryforwards before utilization.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is subject to U.S. federal and state income tax examinations by tax authorities for tax years after 1996 due to net operating losses that are being carried forward for tax purposes.

The Company does not have any unrecognized tax benefits, or interest and penalties accrued on unrecognized tax benefits, at December 31, 2011, or during the two years then ended. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.